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                                                                    Exhibit 99.1

                                Littelfuse, Inc.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of title 18, United States Code), each of the undersigned officers of Littelfuse, Inc. (the Company), does hereby certify that:

The Annual Report on Form 10-K for the fiscal year ended December 28, 2002, of the Company fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and the information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Howard B. Witt                            /s/ Philip Franklin
---------------------------------             ----------------------------------
Chairman, President and                       Vice President, Treasurer
Chief Executive Officer                       and Chief Financial Officer

March 21, 2003